FOR IMMEDIATE RELEASE            Corporate Communications:
March 2, 2005 Fran Harrison

207-775-8576

fran.harrison@fairchildsemi.com

Investor Relations:

Dan Janson

207-775-8660

investor@fairchildsemi.com

Public Relations Firm:

Barbara Ewen

CHEN PR

781-466-8282

bewen@chenpr.com

NEWS RELEASE

FAIRCHILD SEMICONDUCTOR REITERATES PREVIOUS GUIDANCE

FOR THE FIRST QUARTER

South Portland, Maine — Fairchild Semiconductor (NYSE: FCS), the leading supplier of high performance semiconductor products that optimize power, today reiterated its previous guidance for first quarter 2005.

“Bookings improved in the first half of this quarter, and we continue to expect a normal seasonally slow revenue quarter with sales 2-6% lower than last quarter and gross margins down about 200 basis points sequentially,” said Kirk Pond, Fairchild’s president, CEO and chairman of the Board. “As expected, order rates slowed during the week of
Chinese New Year and started to rebound in the last two weeks. We continue to expect orders to accelerate during March.

“Turning to our end markets, we’ve seen the strongest demand continue to be for power products going into notebook, storage, TV, DVD, set-top box, power supply and battery charger applications,” stated Pond. “Order rates for the other end markets are as expected. We continue to enjoy strong demand for our power analog and high power switches, which benefit from the strength in the computing, consumer and industrial end markets.
Demand for our low power switches in support of the notebook and ultra-
portable end markets has also improved during the first half of the quarter.

“Price pressure on new orders for our standard products and low power switches has moderated somewhat from the decreases we saw in the fourth quarter,” said Pond. “We continue to see less price pressure on bookings for our power analog and high power switches, which are in tighter supply and have lead times in excess of our current average of 8-10 weeks.

“New product design wins are driving our power business growth,” stated
Pond. “We won designs in power supply applications for the computing end market at a number of large Asian customers with our high power switches and analog controllers. We also won designs with our power supply controllers for LCD TVs and displays this quarter. Our Smart
Power Modules (SPM™), which provide an integrated power management solution, continue to gain designs in the white goods, industrial power supply, lighting and plasma display end markets. With now more than 40%
of our power sales coming from new products, Fairchild remains focused on designing and delivering innovative new power solutions that our customers require.”

Fairchild expects to report its first quarter financial results before the market opens on April 14, 2005.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS:
Some of the paragraphs above contain forward-looking statements that are based on management’s assumptions and expectations and that involve risk and uncertainty. Forward-looking statements usually, but do not always, contain forward-looking terminology such as “we believe,” “we expect,” or
“we anticipate,” or refer to management’s expectations about Fairchild’s future performance. Many factors could cause actual results to differ materially from those expressed in forward-looking statements. Among these factors are the following: changes in overall global or regional economic conditions; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks, including the risks of failing to maintain the right to use some technologies or failing to adequately protect our own intellectual property against misappropriation or infringement;
availability of manufacturing capacity; the risk of production delays;
availability of raw materials; competitors’ actions; loss of key customers, including but not limited to distributors; the inability to attract and retain key management and other employees; order cancellations or reduced bookings; changes in manufacturing yields or output; risks related to warranty and product liability claims; risks inherent in doing business internationally; regulatory risks and significant litigation. These and other risk factors are discussed in the company’s quarterly and annual reports filed with the Securities and Exchange
Commission (SEC) and are available at the Investor Relations section of
Fairchild Semiconductor’s web site at investor.fairchildsemi.com or the
SEC’s web site at www.sec.gov.

ABOUT FAIRCHILD SEMICONDUCTOR:
Fairchild Semiconductor (NYSE: FCS) is the leading global supplier of high performance power products critical to today’s leading electronic appli-
cations in the computing, communications, consumer, industrial and automotive segments. As The Power Franchise®, Fairchild offers the industry’s broadest portfolio of components that optimize system power through minimization, conversion, management and distribution functions.
Fairchild’s 9,000 employees design, manufacture and market power, analog
& mixed signal, interface, logic, and optoelectronics products from its headquarters in South Portland, Maine, USA and numerous locations around the world. Please contact us on the web at www.fairchildsemi.com.